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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                          April 1, 2003 (April 1, 2003)


                            ROCKWELL AUTOMATION, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  1-12383                  25-1797617
(State or Other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)           File Number)           Identification No.)



  777 East Wisconsin Avenue, Suite 1400, Milwaukee, Wisconsin     53202
  (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (414) 212-5299




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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

          99.1 Press release of Registrant dated April 1, 2003.



Item 12.  Results of Operations and Financial Condition.

          Registrant's press release dated April 1, 2003, reporting update of second quarter earnings outlook, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.




                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROCKWELL AUTOMATION, INC.
                                                 (Registrant)


                                          By: /s/ William J. Calise, Jr.
                                              ---------------------------------
                                              William J. Calise, Jr.
                                              Senior Vice President, General
                                                Counsel and Secretary

Dated:  April 1, 2003






                               (Page 2 of 3 Pages)

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                                  EXHIBIT INDEX


Exhibit                                                            Sequentially
Number                             Description                     Numbered Page
------                             -----------                     ------------


 99.1     Press Release of Registrant dated April 1, 2003.


















                               (Page 3 of 3 Pages)